TABLE OF CONTENTS

PRESIDENT'S LETTER
ECONOMIC REVIEW AND OUTLOOK
SCHEDULE OF CHANGES IN UNIT VALUES


FUND REPORTS

   THE ALGER AMERICAN FUND ANNUAL REPORT
   Alger American Growth Portfolio
   Alger American MidCap Growth Portfolio
   Alger American Small Cap Portfolio

   CIGNA VARIABLE PRODUCTS GROUP ANNUAL REPORT
   TimesSquare VP Core Plus Bond Fund
   TimesSquare VP Money Market Fund
   TimesSquare VP S&P 500 Index Fund

   FIDELITY VARIABLE INSURANCE PRODUCTS FUND ANNUAL REPORT
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP High Income Portfolio
   Fidelity VIP II Investment Grade Bond Portfolio

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND ANNUAL REPORT
   Templeton Foreign Securities Fund - Class 1

   GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Goldman Sachs MidCap Value Fund

   JANUS ASPEN SERIES TRUST ANNUAL REPORT
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Worldwide Growth Portfolio

   MFS(R) VARIABLE INSURANCE TRUST ANNUAL REPORT
   MFS Emerging Growth Series
   MFS Total Return Series

   NEUBERGER BERMAN ANNUAL REPORT
   AMT Partners Portfolio

   PIMCO ADVISORS VIT
   OpCap Equity Portfolio
   OpCap Small Cap Portfolio
   OpCap Managed Portfolio

   PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield Portfolio

   SCUDDER INVESTMENTS VIT FUNDS TRUST
   Scudder VIT EAFE(R) Equity Index Fund
   Scudder VIT Small Cap Index Fund

   VANGUARD(R) VARIABLE INSURANCE FUND
   Vanguard Small Company Growth Portfolio

                                                   [CIGNA LOGO] RETIREMENT &
                                                   INVESTMENT SERVICES


Dear CIGNA Client:

It is a pleasure to provide you with this Semi-Annual report on the performance of your Corporate Variable Life Insurance product for the period ending June 30, 2003.

The report includes financial data for each of the portfolio options available under your product. In addition, we have included a review of the Economy and Financial Markets for the Second Quarter 2003 by Robert DeLucia of CIGNA Investment Management. This overview deals with significant national and international trends affecting key markets. I hope you will take a few minutes to read it carefully.

Your Corporate Variable Universal Life Product is designed specifically to meet your needs in the corporate marketplace. The CIGNA Corporate Insurance Team is dedicated to meeting your executive benefit funding needs with the sophisticated financial solutions that are essential to attracting and retaining executive talent - the talent needed to grow a business in this increasingly competitive market.

We're extremely proud to have you as a client and look forward to an enduring partnership built on understanding, trust, and our ability to provide financial solutions of recognized value to your organization.

If you have any questions or comments about this report, please feel free to call Jacob Galloza, Assistant Vice President for CIGNA's Corporate Insurance Department at 860.534.4608. Jacob is available Monday through Friday, 8 am to 5 pm.

Sincerely,

/s/ John Y. Kim

John Y. Kim
President

                                                         Second Quarter 2003
                                                         Performance Update


[PHOTO]      CIGNA ECONOMIC/MARKET
             REVIEW AND OUTLOOK

----------------------------------------------------------------------------

SUMMARY AND MAJOR CONCLUSIONS
* The rate of U.S. economic growth is likely to accelerate over the next 12 to 18 months, with real GDP (Gross Domestic Product) expanding at an average annual rate of 4%.
* The U.S. economy should benefit from an unprecedented degree of monetary and fiscal policy stimulus, along with the stimulus from the recent declines in the U.S. dollar.
* Investor concerns over deflation appear to be exaggerated; we expect inflation to stabilize over the next 12 months and to drift higher during the second half of 2004 and into 2005.
* Corporate sector fundamentals and finances continue to improve, and the growth in corporate profits and cash flow will likely accelerate over the next several quarters. Stronger profits and cash flow should lead to a recovery in capital spending and eventually a recovery in employment.
* The economic environment expected for the next 12 months should be favorable for equity markets relative to fixed income markets. Government bonds remain extremely overvalued and are vulnerable to a significant setback beyond the very near term.

ECONOMIC REVIEW
The economy continued to expand at a below-average pace during the second quarter, constituting the seventh consecutive quarter of economic growth since the 2001 recession. However, the average inflation-adjusted growth in GDP over this period has only been approximately 2.5% -- well below the normal historical economic recovery. Economic growth remains imbalanced, with strength in housing, consumer spending and Government expenditures, and weakness in nonresidential fixed investment, exports and manufacturing. The core consumer inflation rate remains in the vicinity of 1.5%, while corporate profits appear to be growing at an 8% to 10% year-over-year rate during the first six months of 2003. Inflation, corporate profits and real wages continue to benefit from the record increases in labor productivity.

FINANCIAL MARKET REVIEW
The second quarter was an excellent one for long-term financial assets -- particularly the equity markets, but for fixed income markets as well. In general, risky assets performed better than more conservative, defensive financial assets. Global equities registered their biggest quarterly gains since 1998, led by a sharp recovery in the technology sector. The NASDAQ Composite increased by 21.5% in the quarter, while the S&P 500 Index registered a gain of 15.4%, which was the eighth-largest quarterly increase since 1945. The Lehman Brothers Aggregate Bond Index gained 2.5% in the quarter, while the Lehman Brothers High Yield Corporate Bond Index registered a total return of 10%. The equity market exhibited excellent breadth, with nearly 95% of the individual stocks within the S&P 500 Index showing a gain for the quarter.
     On a six-month year-to-date basis, the total return on the S&P 500 Index was 11.8%, compared with a total return of roughly 4% for the Lehman Brothers Aggregate Bond Index and a 7.7% total return on investment-grade corporate bonds. Within the global fixed income markets, emerging market debt and high-yield corporate bonds produced the best total returns by far on a year-to-date basis, with total returns from each market in excess of 18%. The six-month total return for the small capitalization Russell 2000 Index was nearly 18%.


[CIGNA LOGO] RETIREMENT &
INVESTMENT SERVICES                                               527993-203

Second Quarter 2003 Performance Update   CIGNA Economic/Market Review & Outlook
-------------------------------------------------------------------------------

FINANCIAL MARKET REVIEW (CONTINUED)
FACTORS FAVORABLE FOR EQUITIES
     There were five major developments during the quarter that contributed to the excellent performance results of equities and speculative-grade bonds. The most important was the successful military campaign in Iraq, which ended early in the quarter. The four other notable positives include:
(1) better-than-expected first quarter corporate earnings reported during April and May. Operating results for the companies in the S&P 500 Index exceeded investor expectations, as earnings increased 12% on a 10% increase in sales; (2) passage of the 2003 Tax Bill, which incorporates a sharp reduction in taxes on corporate dividends and other pro-growth tax incentives; (3) further indications by the Federal Reserve (Fed) that monetary policy would remain accommodative for an extended period; and (4) more widespread evidence that an acceleration in economic growth was imminent. The single most important factor, however, was the better-than-expected corporate earnings, which currently are 25% to 30% above their 2001 recession lows, although still 5% to 10% below their late 1990s all-time peaks.

ECONOMIC OUTLOOK
Our economic forecast assumes continued acceleration in the rate of economic growth over the next 12 to 18 months. Specifically, we estimate that real GDP will expand at a 4% annual rate in the second half of this year and during all of 2004. We also expect the growth in corporate profits to strengthen to the 15% to 20% level over the next four to six quarters, up from the 8% to 10% pace of recent quarters.
     Despite widespread concerns over deflation, we believe the rate of inflation will stabilize in the 1% to 2% area over the next year, and actually accelerate to the 2% to 3% zone during the second half of next year. We anticipate consumer spending to grow about in line with disposable personal income, or at about a 3% trend rate. However, the boost to overall economic growth should come from the increased strength in business capital investment and manufacturing.

UNPRECEDENTED MONETARY EASE BY THE FEDERAL RESERVE
     The primary reason for our continued optimism regarding improving business conditions is the unprecedented degree of economic stimulus currently in place in the form of monetary and fiscal policies and the foreign exchange market. Just as the extraordinary strength of the U.S. dollar in the late 1990s through early 2002 constituted a powerful deflationary force and severe constraint on domestic economic activity, the declines in the value of the dollar over the past year will be an important economic stimulant, particularly for the capital goods and basic manufacturing sectors. Similarly, the reduction in tax rates recently passed into law by Congress will have an immediate impact on household spending and business capital investment, and contribute to a faster pace of growth over the next several quarters.
     Most important, the Fed has indicated that official interest rates will be on hold for an extended period, and that rate hikes are not likely until two conditions are satisfied: (1) the rate of economic growth has risen to a level above our economy's long-term potential; and (2) until the rate of inflation has begun to increase, such that an outbreak of deflation has been safely averted.

IMPROVING OUTLOOK FOR BUSINESS CAPITAL INVESTMENT
     The key to faster economic growth is a greater willingness of corporate executives to resume expansionary plans, which would boost business capital investment, production rates and hiring. Business spending has been restrained over the past two years by depressed profitability, hostile financial conditions and an overvaluation of the U.S. dollar, along with depressed levels of business confidence. With the end of the Iraq war, all necessary preconditions for a recovery in business capital investment appear to be in place. Both business confidence and financial conditions have improved significantly, while the decline in the dollar over the past year has improved the competitive position of domestic manufacturers relative to global competition. In the meantime, business sector fundamentals have improved, in the form of balance sheet repair, rising profit margins, and an increase in excess cash flow. The result will


MARKET YIELD
10-YEAR U.S. TREASURY NOTE [GRAPH]

 3/31/93        6.024
 4/30/93        6.009
 5/31/93        6.149
 6/30/93        5.776
 7/30/93        5.807
 8/31/93        5.448
 9/30/93        5.382
10/29/93        5.427
11/30/93        5.819
12/31/93        5.794
 1/31/94        5.642
 2/28/94        6.129
 3/31/94        6.738
 4/29/94        7.042
 5/31/94        7.147
 6/30/94         7.32
 7/29/94        7.111
 8/31/94        7.173
 9/30/94        7.603
10/31/94        7.807
11/30/94        7.906
12/30/94        7.822
 1/31/95        7.581
 2/28/95        7.201
 3/31/95        7.196
 4/28/95        7.055
 5/31/95        6.284
 6/30/95        6.203
 7/31/95        6.426
 8/31/95        6.284
 9/29/95        6.182
10/31/95         6.02
11/30/95        5.741
12/29/95        5.572
 1/31/96         5.58
 2/29/96        6.098
 3/29/96        6.327
 4/30/96         6.67
 5/31/96        6.852
 6/28/96        6.711
 7/31/96        6.794
 8/30/96        6.943
 9/30/96        6.703
10/31/96        6.339
11/29/96        6.044
12/31/96        6.418
 1/31/97        6.494
 2/28/97        6.552
 3/31/97        6.903
 4/30/97        6.718
 5/30/97        6.659
 6/30/97          6.5
 7/31/97        6.011
 8/29/97        6.339
 9/30/97        6.103
10/31/97        5.831
11/28/97        5.874
12/31/97        5.742
 1/30/98        5.505
 2/27/98        5.622
 3/31/98        5.654
 4/30/98        5.671
 5/29/98        5.552
 6/30/98        5.446
 7/31/98        5.494
 8/31/98        4.976
 9/30/98         4.42
10/30/98        4.605
11/30/98        4.714
12/31/98        4.648
 1/29/99        4.651
 2/26/99        5.287
 3/31/99        5.242
 4/30/99        5.348
 5/31/99        5.622
 6/30/99         5.78
 7/30/99        5.903
 8/31/99         5.97
 9/30/99        5.877
10/29/99        6.024
11/30/99        6.191
12/31/99        6.442
 1/31/00        6.665
 2/29/00        6.409
 3/31/00        6.004
 4/28/00        6.212
 5/31/00        6.272
 6/30/00        6.031
 7/31/00        6.031
 8/31/00        5.725
 9/29/00        5.802
10/31/00        5.751
11/30/00        5.468
12/29/00        5.112
 1/31/01        5.114
 2/28/01        4.896
 3/30/01        4.917
 4/30/01        5.338
 5/31/01        5.381
 6/29/01        5.412
 7/31/01        5.054
 8/31/01        4.832
 9/28/01        4.588
10/31/01        4.232
11/30/01        4.752
12/31/01        5.051
 1/31/02        5.033
 2/28/02        4.877
 3/29/02        5.396
 4/30/02        5.087
 5/31/02        5.045
 6/28/02        4.799
 7/31/02        4.461
 8/30/02        4.143
 9/30/02        3.596
10/31/02        3.894
11/29/02        4.207
12/31/02        3.816
 1/31/03        3.964
 2/28/03        3.692
 3/31/03        3.798
 4/30/03        3.838
 5/30/03        3.372
 6/30/03        3.515




CORPORATE PROFITS
U.S. NONFINANCIAL BUSINESSES [GRAPH]

12/31/89        250.8
 3/31/90          259
 6/30/90        276.5
 9/30/90        253.8
12/31/90          245
 3/31/91        252.9
 6/30/91        253.1
 9/30/91        252.4
12/31/91        252.8
 3/31/92        268.6
 6/30/92        280.1
 9/30/92          264
12/31/92        302.9
 3/31/93          288
 6/30/93        321.1
 9/30/93        323.6
12/31/93        368.6
 3/31/94        357.3
 6/30/94        398.9
 9/30/94          414
12/31/94        439.9
 3/31/95        420.9
 6/30/95        424.7
 9/30/95        460.6
12/31/95        463.8
 3/31/96        491.1
 6/30/96          504
 9/30/96        511.4
12/31/96        529.8
 3/31/97        534.5
 6/30/97        544.7
 9/30/97        573.9
12/31/97        569.2
 3/31/98        526.3
 6/30/98        521.2
 9/30/98        548.1
12/31/98        527.2
 3/31/99        532.8
 6/30/99        530.6
 9/30/99        504.6
12/31/99        505.9
 3/31/00        490.9
 6/30/00        490.1
 9/30/00        456.2
12/31/00          410
 3/31/01        384.3
 6/30/01        393.1
 9/30/01          403
12/31/01          449
 3/31/02        452.4
 6/30/02        459.3
 9/30/02        447.6
12/31/02        474.4
 3/31/03        486.5


2

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

CIGNA Economic/Market Review & Outlook   Second Quarter 2003 Performance Update
-------------------------------------------------------------------------------


ECONOMIC OUTLOOK (CONTINUED)
likely be a rebound in business capital investment during the second half of this year and during 2004, exceeding general expectations. Producers of computer and related high-tech capital equipment and software will likely experience the strongest growth.
     Widespread pessimism regarding the economic outlook is based primarily on three beliefs: (1) the Fed has lost the ability to influence economic activity; (2) the consumer sector is severely overextended and will need to significantly cut back on spending; and (3) excess capacity remaining from the previous economic boom will prevent a recovery in capital investment. We have analyzed these key economic issues in significant depth, and consider each one to be erroneous.

FINANCIAL MARKET OUTLOOK
Equities should continue to outperform fixed income markets as they have since the bear market bottom during the summer and fall of last year. However, the "easy money" in the equity market has probably already been made, following the sharp rally in equity prices from its bear market bottom during the second half of last year. Based on traditional valuation measures, the equity market is no longer significantly undervalued and massively oversold as it was a year ago at the peak of investor disillusionment and revulsion with common stocks in response to the most serious crisis in corporate governance in decades. The stampede out of equities in the aftermath of the shocking revelations of corporate fraud and corruption, along with widespread accounting abuses, pushed equity prices to extraordinary levels of undervaluation. As we tried to emphasize at that time, equity market risk premiums appeared extreme and unsustainable and would be subject to a sharp correction at the slightest bit of good news, or absence of bad news.

EQUITIES MORE ATTRACTIVE THAN BONDS
     Although the equity market appears to be fairly valued based on traditional fundamental valuation models, it nonetheless offers favorable prospects for attractive rates of return between now and the 2004 election for two major reasons: (1) the growth in corporate revenues, earnings and dividends is likely to accelerate from cyclically depressed levels during the next four to six quarters; and (2) liquidity conditions within the financial system should remain quite abundant and supportive of current price-to-earnings (P/E) multiples.
     On balance, in the absence of a further expansion in the current P/E multiple for the overall market, stock prices are likely to advance at a pace roughly equal to the growth in corporate earnings. Moreover, corporate dividends should also grow at a rate in excess of their historic average of about 5% to 6% per year, due to the reduced tax rate on corporate dividends and more vocal investor interest in dividend income. Actual cash dividends paid by the companies in the Dow Jones Industrials rose by roughly 9% during the first half of the year.
     Conversely, the outlook for fixed income markets over the next one to two years is unfavorable for fundamental economic and valuation reasons. Government bonds appear to be in an asset bubble and are vulnerable to a major setback, probably later this year and during 2004, once investors begin to anticipate a new monetary tightening cycle. Rising federal budget deficits, continued dollar weakness, and the prospects of rising inflation are also negative for Government bonds. It is very likely that the total return on Government bonds will be negative over the next 12-month period.
     While corporate bonds are unattractive on an absolute basis at current market yields, they are the most attractive sector within the investment-grade fixed income markets and should easily outperform the Government, asset-backed and residential mortgage sectors. Speculative-grade (high yield) corporate bonds should be the best-performing sector of the domestic market over the next 12 to 18 months. European government bonds should also perform well over this same period, on both a local currency and dollar-denominated basis.
     Within the equity markets, economically sensitive sectors should perform best, including basic materials, industrials, capital goods and technology. The Dow Jones


WEEKLY LEADING ECONOMIC INDEX
ECONOMIC CYCLE RESEARCH INSTITUTE [GRAPH]

  1/5/01        120.1
 1/12/01        122.4
 1/19/01        122.7
 1/26/01        121.5
  2/2/01        121.9
  2/9/01        120.4
 2/16/01        119.9
 2/23/01        119.3
  3/2/01        119.8
  3/9/01        118.8
 3/16/01        118.1
 3/23/01        117.2
 3/30/01        117.2
  4/6/01        117.2
 4/13/01        117.6
 4/20/01        118.1
 4/27/01        119.1
  5/4/01        120.6
 5/11/01        120.6
 5/18/01        120.1
 5/25/01        120.8
  6/1/01        121.7
  6/8/01        121.6
 6/15/01        121.1
 6/22/01        120.4
 6/29/01        120.1
  7/6/01        119.7
 7/13/01        119.6
 7/20/01        120.3
 7/27/01        119.8
  8/3/01        120.1
 8/10/01        119.1
 8/17/01        118.6
 8/24/01        118.5
 8/31/01        118.9
  9/7/01        118.3
 9/14/01        116.4
 9/21/01        115.4
 9/28/01        114.2
 10/5/01          114
10/12/01        114.4
10/19/01        113.3
10/26/01        113.3
 11/2/01        115.4
 11/9/01          115
11/16/01        116.4
11/23/01        117.3
11/30/01        118.6
 12/7/01        119.1
12/14/01        118.9
12/21/01        120.5
12/28/01        118.6
  1/4/02        121.5
 1/11/02        120.8
 1/18/02        121.3
 1/25/02          120
  2/1/02        120.9
  2/8/02        119.5
 2/15/02        119.2
 2/22/02        119.7
  3/1/02          121
  3/8/02        121.3
 3/15/02        121.8
 3/22/02        122.2
 3/29/02        121.3
  4/5/02        121.3
 4/12/02          121
 4/19/02        121.8
 4/26/02        122.2
  5/3/02        122.5
 5/10/02        121.7
 5/17/02        121.7
 5/24/02        121.9
 5/31/02        123.9
  6/7/02        122.1
 6/14/02          122
 6/21/02        123.2
 6/28/02        122.5
  7/5/02        122.4
 7/12/02          121
 7/19/02        119.8
 7/26/02        118.5
  8/2/02        119.8
  8/9/02        118.5
 8/16/02        119.2
 8/23/02        118.9
 8/30/02        119.2
  9/6/02        118.9
 9/13/02          118
 9/20/02        117.5
 9/27/02        116.5
 10/4/02        116.2
10/11/02          115
10/18/02        116.8
10/25/02        116.6
 11/1/02        117.6
 11/8/02          117
11/15/02        117.6
11/22/02        118.6
11/29/02        120.1
 12/6/02        118.7
12/13/02          119
12/20/02        119.2
12/27/02        118.2
  1/3/03        119.4
 1/10/03        120.1
 1/17/03        119.9
 1/24/03        119.8
 1/31/03        120.1
  2/7/03        119.4
 2/14/03        118.8
 2/21/03        118.3
 2/28/03        118.4
  3/7/03        118.4
 3/14/03        117.9
 3/21/03        120.4
 3/28/03          119
  4/4/03        120.3
 4/11/03        119.4
 4/18/03        119.2
 4/25/03        119.7
  5/2/03        122.1
  5/9/03        122.6
 5/16/03        121.9
 5/23/03          122
 5/30/03        123.6
  6/6/03        123.2
 6/13/03        123.4
 6/20/03          124
 6/27/03        124.2



U.S. CONSUMER PRICE INFLATION
EXCLUDING FOOD AND ENERGY [GRAPH]


12/31/96          2.6
 1/31/97          2.5
 2/28/97          2.5
 3/31/97          2.5
 4/30/97          2.7
 5/31/97          2.5
 6/30/97          2.4
 7/31/97          2.4
 8/31/97          2.3
 9/30/97          2.2
10/31/97          2.3
11/30/97          2.2
12/31/97          2.2
 1/31/98          2.2
 2/28/98          2.3
 3/31/98          2.1
 4/30/98          2.1
 5/31/98          2.2
 6/30/98          2.2
 7/31/98          2.2
 8/31/98          2.5
 9/30/98          2.5
10/31/98          2.3
11/30/98          2.3
12/31/98          2.4
 1/31/99          2.4
 2/28/99          2.1
 3/31/99          2.1
 4/30/99          2.2
 5/31/99            2
 6/30/99          2.1
 7/31/99          2.1
 8/31/99          1.9
 9/30/99            2
10/31/99          2.1
11/30/99          2.1
12/31/99          1.9
 1/31/00          1.9
 2/29/00          2.1
 3/31/00          2.4
 4/30/00          2.2
 5/31/00          2.4
 6/30/00          2.4
 7/31/00          2.4
 8/31/00          2.5
 9/30/00          2.6
10/31/00          2.5
11/30/00          2.6
12/31/00          2.6
 1/31/01          2.6
 2/28/01          2.7
 3/31/01          2.7
 4/30/01          2.6
 5/31/01          2.5
 6/30/01          2.7
 7/31/01          2.7
 8/31/01          2.7
 9/30/01          2.6
10/31/01          2.6
11/30/01          2.8
12/31/01          2.7
 1/31/02          2.6
 2/28/02          2.6
 3/31/02          2.4
 4/30/02          2.5
 5/31/02          2.5
 6/30/02          2.3
 7/31/02          2.2
 8/31/02          2.4
 9/30/02          2.2
10/31/02          2.2
11/30/02            2
12/31/02          1.9
 1/31/03          1.9
 2/28/03          1.7
 3/31/03          1.7
 4/30/03          1.5
 5/31/03          1.6


                                                                           3

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Second Quarter 2003 Performance Update   CIGNA Economic/Market Review & Outlook
-------------------------------------------------------------------------------

FINANCIAL MARKET OUTLOOK (CONTINUED)
Industrial Average, which has lagged the other popular averages, should be the best-performing major index over the next 12-month period. Large multinational growth stocks should perform well in a declining dollar environment.
     Outside the U.S., emerging Asian equity markets should perform well, albeit with extreme volatility. Emerging Asian equities are valued at less than 10 times earnings, well below their historic averages, and tend to perform best in periods of massive global central bank monetary stimulus accompanied by a recovery in global manufacturing. Finally, gold and gold-related assets could perform well in an environment of massive global central bank stimulus, diminishing deflationary fears and above-average geopolitical risks.

RISKS TO THE FORECAST
     The major risks to our forecast are geopolitical in nature and relate specifically to the ongoing war on terrorism. Another economic risk is that energy prices remain at current elevated levels, or even drift higher, effectively depressing business and household spending. A further risk relates to the persistent weakness in Japan and Germany, the second- and third-largest economies in the world, and the potential for continued policy mistakes by government authorities that retard the global economic recovery. An additional concern is the continued profound weakness in domestic manufacturing, which still suffers from a fundamental overvaluation of the dollar against the currencies of key Asian competitors, most notably China, in spite of the dollar's steep decline against the euro and Canadian dollar. Finally, a continued high level of risk aversion among business executives would further postpone the recovery in capital expenditures and employment -- factors critical to accelerating economic growth assumed in our forecast.

                                                                July 7, 2003





The information provided is not intended to provide investment advice and should not be construed as an investment recommendation by CIGNA Corporation or any of its subsidiaries.

ROBERT F. DELUCIA, CFA, is a managing director and portfolio manager at TimesSquare Capital Management, Inc. He joined CIGNA in 1979 as a research analyst in the common stock area and was appointed a sector manager in 1981. From 1982 to 1984, he served as senior economist on the company's economics staff. Currently, he manages several stable value fixed income employee benefit portfolios for both the defined benefit and defined contribution markets. Mr. DeLucia received his bachelor's degree from Yale University and his M.B.A. from the University of Chicago. He is a member of the Association for Investment Management and Research and the Hartford Society of Financial Analysts.

(C) 2003 CIGNA Retirement & Investment Services. All rights reserved. These materials may not be reproduced in whole or in part, without its express written permission. CIGNA Retirement & Investment Services products and services are provided by various operating subsidiaries of CIGNA Corporation, including Connecticut General Life Insurance Company, Bloomfield CT 06002. "CIGNA" is a registered service mark and is used to refer to these subsidiaries.



[CIGNA LOGO] RETIREMENT &
INVESTMENT SERVICES                                 Please Recycle This Paper


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
                                 CG CORPORATE INSURANCE VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT 02
                                                 SCHEDULE OF CHANGES IN UNIT VALUES
                                                     PERIOD ENDED JUNE 30, 2003

                                                             UNAUDITED



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
                                                                                                Accumulation
                                                Date Initially   Accumulation   Accumulation     Unit Value    % Change    % Change
                                                    Funded        Unit Value     Unit Value      6/30/2003     Inception  12/31/2002
Sub-Account                                     (Inception Date) at Inception    12/31/2002         YTD         to YTD      to YTD
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS SOLD BEFORE MAY 1, 1998
Alger American Growth Portfolio                     2/24/1997      10.000000      11.137763      12.949081       29.49      16.26
Alger American MidCap Growth Portfolio              2/24/1997      10.000000      13.266952      16.238397       62.38      22.40
Alger American Small Capitalization Portfolio       3/31/1997      10.000000       7.506399       8.621686      (13.78)     14.86
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                2/24/1997      10.000000      11.511392      12.684341       26.84      10.19
Fidelity VIP High Income Portfolio                  1/29/1997      10.000000       8.057780       9.399047       (6.01)     16.65
Fidelity VIP II Investment Grade Bond Portfolio     1/29/1997      10.000000      14.830149      15.449347       54.49       4.18
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund                2/21/2003      10.000000      10.000000      11.279866       12.80      12.80
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio       2/24/1997      10.000000      11.217564      11.905298       19.05       6.13
Janus Aspen Series Balanced Fund                     7/3/2000      10.000000       8.485229       8.976678      (10.23)      5.79
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                          1/29/1997      10.000000       9.345759      10.825084        8.25      15.83
MFS Total Return Series                             2/24/1997      10.000000      14.002733      14.970147       49.70       6.91
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Partners Fund                 6/6/2000      10.000000       7.128070       8.351895      (16.48)     17.17
------------------------------------------------------------------------------------------------------------------------------------
OCC Equity Portfolio                                2/24/1997      10.000000      10.432629      11.598603       15.99      11.18
OCC Managed Portfolio                               1/29/1997      10.000000      10.917475      11.796502       17.97       8.05
OCC Small Cap Portfolio                             2/24/1997      10.000000      12.519129      14.385977       43.86      14.91
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Var Inv High Yield Fund                       8/28/2002      10.000000      10.539049      12.053104       20.53      14.37
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT - EAFE(R) Equity Index Fund              3/8/1999      10.000000       6.161535       6.594373      (34.06)      7.02
Scudder VIT - Small Cap Index Fund                   3/8/1999      10.000000       9.553714      11.170736       11.71      16.93
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund Class 1           2/24/1997      10.000000       9.469940      10.150630        1.51       7.19
------------------------------------------------------------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                   12/24/1996      10.008961*     12.228358      12.226419       22.15      (0.02)
TimesSquare VP S&P 500 Index Fund                   2/24/1997      10.000000      11.017714      12.242149       22.42      11.11
TimesSquare VP Core Plus Bond Fund                  5/11/1999      10.000000      12.407279      13.019757       30.20       4.94
------------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Small Company Growth Fund              9/11/2002      10.000000       9.767592      11.330298       13.30      16.00
------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS SOLD AFTER APRIL 30, 1998
Alger American Growth Portfolio                     1/21/1999      10.000000       6.544662       7.620239      (23.80)     16.43
Alger American MidCap Growth Portfolio              1/21/1999      10.000000       9.403845      11.527037       15.27      22.58
Alger American Small Capitalization Portfolio       6/17/1998      10.000000       5.605885       6.448300      (35.52)     15.03
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                1/21/1999      10.000000       9.035369       9.970722       (0.29)     10.35
Fidelity VIP High Income Portfolio                  1/21/1999      10.000000       7.309583       8.538886      (14.61)     16.82
Fidelity VIP II Investment Grade Bond Portfolio     6/17/1998      10.000000      13.417093      13.997930       39.98       4.33
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund                9/11/2002      10.000000       9.622792      10.405575        4.06       8.13
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio       1/21/1999      10.000000       7.593174       8.070599      (19.29)      6.29
Janus Aspen Series Balanced Fund                    6/19/2000      10.000000       8.321003       8.815939      (11.84)      5.95
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                          1/21/1999      10.000000       5.951379       6.903587      (30.96)     16.00
MFS Total Return Series                             5/17/1999      10.000000      10.632581      11.383943       13.84       7.07
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Partners Fund                1/18/2002      10.000000     7.74426271     9.08727293       (9.13)     17.34
------------------------------------------------------------------------------------------------------------------------------------
OCC Equity Portfolio                                 9/1/1999      10.000000       7.917911       8.815827      (11.84)     11.34
OCC Managed Portfolio                               1/21/1999      10.000000       9.158344       9.910348       (0.90)      8.21
OCC Small Cap Portfolio                             1/21/1999      10.000000      12.066635      13.886463       38.86      15.08
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Var Inv High Yield Fund                      10/24/2002      10.000000      10.954191      12.546370       25.46      14.53
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT - EAFE(R) Equity Index Fund            11/11/1999      10.000000       5.324948       5.707431      (42.93)      7.18
Scudder VIT - Small Cap Index Fund                  4/21/1999      10.000000       8.994106      10.531925        5.32      17.10
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund Class 1           6/17/1998      10.000000       7.774524       8.345653      (16.54)      7.35
------------------------------------------------------------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                    6/17/1998      10.000000      11.626272      11.641597       16.42       0.13
TimesSquare VP S&P 500 Index Fund                   6/17/1998      10.000000       8.085348       8.997161      (10.03)     11.28
TimesSquare VP Core Plus Bond Fund                   6/2/1999      10.000000      12.696923      13.343370       33.43       5.09
------------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Small Company Growth Fund              9/11/2002      10.000000       9.776447      11.357302       13.57      16.17
------------------------------------------------------------------------------------------------------------------------------------

* Accumulation unit value as of 12/31/96.



Accumulation Unit Values are net of charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.



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                                  APPENDIX

Pages 2 and 3 of the CIGNA Economic/Market Review and Outlook contain performance charts. These charts have been presented in a format that may be processed by the EDGAR system.